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                                                                    EXHIBIT 23.3

                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Prospectuses constituting part of this Amendment No. 2 to the Registration Statement on Form S-3 of our report dated March 24, 1999 appearing on page F-2 of Apex Silver Mines Limited's Annual Report on form 10-K/A2 for the year ended December 31, 1998. We also consent to the references to us under the heading "Experts" in such Prospectuses.



PricewaterhouseCoopers LLP

Denver, Colorado
October 4, 1999